UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2016

ARES MANAGEMENT, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 16, 2016, the registrant announced that it would be combining its Tradable Credit Group and Direct Lending Group to form a single segment called the Ares Credit Group. The registrant will begin reporting the new Credit Group as an operating segment beginning with the quarter ended March 31, 2016, which results will be released on May 10, 2016.

For comparability purposes and to help our investors understand our results, the results previously reported for the Tradable Credit and Direct Lending Groups are presented below on a combined basis for the last eight quarters and twelve months ended December 31, 2015 and 2014. No changes have been made to the Company’s other operating segments, to its Operations Management Group or to its total stand alone results.

Ares Credit Group by Quarter

For the Years Ended December 31, 2015 and 2014

	For the Three Months Ended				For the Year Ended	For the Three Months Ended				For the Year Ended
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	12/31/2015	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2014

Management fees	$108,348	$108,179	$110,589	$112,607	$439,723	$99,897	$100,877	$105,991	$112,908	$419,673
Administrative fees and other income	98	101	103	112	414	107	309	111	665	1,192
Compensation and benefits	(42,565)	(43,036)	(41,699)	(45,562)	(172,862)	(43,017)	(43,206)	(45,628)	(50,701)	(182,552)
General, administrative and other expenses	(7,125)	(6,825)	(7,868)	(6,992)	(28,810)	(5,610)	(6,142)	(6,425)	(6,928)	(25,105)
Fee related earnings	58,756	58,419	61,125	60,165	238,465	51,377	51,838	54,049	55,944	213,208

Performance fees - realized	35,214	40,081	4,588	10,549	90,432	10,252	24,283	31,599	55,729	121,863
Performance fees - unrealized	(19,201)	(26,175)	(7,247)	(30,390)	(83,013)	15,801	(8,018)	(30,378)	(37,783)	(60,378)
Performance fee compensation - realized	(21,004)	(22,618)	(276)	(1,867)	(45,765)	(5,535)	(15,986)	(6,983)	(33,875)	(62,379)
Performance fee compensation - unrealized	14,531	16,153	1,184	11,794	43,662	(7,806)	1,105	5,127	23,851	22,277
Net performance fees	9,540	7,441	(1,751)	(9,914)	5,316	12,712	1,384	(635)	7,922	21,383

Investment income (loss) - realized	8,618	5,903	654	750	15,925	17,421	5,634	7,298	15,181	45,534
Investment income (loss) - unrealized	(3,369)	(6,533)	(13,636)	(11,798)	(35,336)	(11,342)	(2,317)	663	(10,328)	(23,324)
Interest and other investment income (loss)	(1,526)	3,933	4,678	3,347	10,432	349	4,472	2,397	3,474	10,692
Interest expense	(1,734)	(1,734)	(3,097)	(510)	(7,075)	(691)	(874)	(668)	(1,322)	(3,555)
Net investment income (loss)	1,989	1,569	(11,401)	(8,211)	(16,054)	5,737	6,915	9,690	7,005	29,347
Performance related earnings (loss)	$11,529	$9,010	$(13,152)	$(18,125)	$(10,738)	$18,449	$8,299	$9,055	$14,927	$50,730
Economic net income	$70,285	$67,429	$47,973	$42,040	$227,727	$69,826	$60,137	$63,104	$70,871	$263,938
Distributable earnings	$75,707	$81,605	$63,469	$70,746	$291,527	$71,862	$67,057	$84,473	$93,597	$316,989

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.
By: Ares Management GP LLC, its general partner
Date: April 26, 2016

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Financial Officer